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                        THE EARTHGRAINS COMPANY

                      DIRECTORS DEFERRED FEE PLAN









                        Effective October 6, 1998



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                         THE EARTHGRAINS COMPANY

                       DIRECTORS DEFERRED FEE PLAN


                                ARTICLE I

                               DEFINITIONS


    1.01.   Account Balance:  For each Participant, the from
    ----    ---------------
time-to-time aggregate amount of the Cash Account balance, the Mandatory Share Account balance and the Elective Share Account balance.

    1.02.   Board:  The Board of Directors of the Company.
    ----    -----

    1.03.   Borrowing Rate:  For a month, the rate of interest
    ----    --------------
at which the Company may borrow money for the term corresponding with the Participant's Deferral Period, as determined by the Chief Financial Officer of the Company.

    1.04.   Cash Account:  An account administered for the
    ----    ------------
benefit of a Participant pursuant to Section 4.01.

    1.05.   Company:  The Earthgrains Company.
    ----    -------

    1.06.   Credited Shares.  The shares of the Company's common
    ----    ---------------
stock which, for accounting purposes only, are credited to a Participant's Mandatory Share Account and/or Elective Share Account from time to time in accordance with Section 4.04.

    1.07.   Deferral Period:  For each month, the length of time
    ----    ---------------
until the Payment Start Date (rounded to the nearest whole year but not less than one year); provided, however, that for a Participant whose Payment Start Date relates to his or her retirement date, the Normal Retirement Age shall be treated as the Payment Start Date for purposes of computing the Deferral Period and for a Participant who has already reached Normal Retirement Age and whose Payment Start Date has not yet occurred the Deferral Period shall be deemed to be one year.

    1.08.   Director:  Any duly elected or appointed member of
    ----    --------
the Board as determined from time to time.

    1.09.   Director's Fees:  The total amount of any retainer,
    ----    ---------------
annual fee, fees for attending meeting of the Board or committees thereof, committee chair fees and other similar fees payable to a Director by the Company for services rendered to the Company as a Director.

    1.10.   Effective Date:  October 6, 1998.
    ----    --------------



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    1.11.   Elective Deferred Fees.  The amount of a
    ----    ----------------------
Participant's Eligible Fees deferred under Section 3.01.

    1.12.   Elective Share Account:  An account administered for
    ----    ----------------------
the benefit of a Participant pursuant to Section 4.03.

    1.13.   Eligible Fees:  All Director's Fees other than those
    ----    -------------
required to be deferred and maintained in the Mandatory Share Account.

    1.14.   Form of Payment:  The form in which a Participant is
    ----    ---------------
to receive payment of his or her Account Balance, which may be in a single lump sum or in two or more annual installments for a period of up to ten years, as changed from time to time pursuant to Section 3.02, subject to acceleration as provided for in Sections 5.03, 5.04, and 5.05.

    1.15.   Mandatory Deferred Fees.  The amount of a Director's
    ----    -----------------------
Fees required to be deferred and maintained in his or her Mandatory Share Account pursuant to Article II.

    1.16.   Mandatory Share Account:  An account administered
    ----    -----------------------
for the benefit of a Participant pursuant to Section 4.02.

    1.17.   Market Value:  For any day, the mean between the
    ----    ------------
high and low price per share of the Company's common stock on such day, as reported on the New York Stock Exchange.

    1.18.   Normal Retirement Age:  Age 70.
    ----    ---------------------

    1.19.   Participant:  Any Director or former Director who
    -----   -----------
has an Account Balance.

    1.20.   Payment Start Date: The date on which a Participant
    ----    ------------------
is to receive either a lump sum distribution of his or her Account Balance or the first of two or more annual installments pursuant to an election under Section 3.01(d) as changed from time to time under
Section 3.02; provided, however, that the Payment Start Date shall in all events be no later than the first day of the month following the Participant's actual termination of service as a Director for any reason, including death or disability.

    1.21.   Plan:  The Earthgrains Company Directors Deferred
    ----    ----
Fee Plan, as set forth herein, and as duly amended from time to time.

    1.22.   Year: Each calendar year commencing on or after
    ----    ----
January 1, 1998, provided, however, that the initial plan Year shall be a short year commencing on the Effective Date and ending December 31, 1998.


                                    2



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                               ARTICLE II

                           MANDATORY DEFERRALS


Mandatory Deferred Fees.  Each Director shall be required to defer 25%
-----------------------
of his or her Director's Fees and to maintain such amounts in his or her Mandatory Share Account. In addition, each year on the date of the Annual Meeting of the Company's shareholders, each person who is a Non-Employee Director shall, automatically and without necessity of any action by such Director or the Company, be credited with 400 shares (the "Annual Grant") in his or her Mandatory Share Account, adjusted in the manner described in Section 4.04(d) for all events occurring prior to such date of distribution. Further, any initial grant of the Company's Common Stock that a new Non-Employee Director receives upon becoming a Director, after the effective date of the Plan, shall be shares in his or her Mandatory Share Account, adjusted in the manner described in
Section 4.04(d) for all events occurring prior to such date of distribution.


                               ARTICLE III

                            DEFERRAL ELECTIONS


    3.01.   Types of Election; Time of Election.  Any Director
    ----    -----------------------------------
may make the following elections for a Year in writing on a form provided by the Company and delivered to the Company not later than the Company may direct, but in any event before the first day of the Year:

            (a) The portion of the Participant's Eligible Fees that shall be deferred, if any (the "Elective Deferred Fees");

            (b) The proportion of the Participant's Elective Deferred Fees which shall be deferred into each of the Cash Account and the Elective Share Account;

            (c)  The Payment Start Date; and

            (d)  The Form of Payment.

The elections made pursuant to this Section 3.01 shall remain in effect for subsequent Years until such time as the Participant changes his or her elections as permitted by the terms of this Plan.

    3.02.   Change in Payment Start Date and/or Form of Payment.
    ----    ---------------------------------------------------
A Participant may change his or her Payment Start Date and/or Form of Payment in writing on a form provided by and delivered to the Company at any time which is at least one year in advance of the previously elected Payment Start Date. No such change shall be effective if the Participant terminates service as a Director less than one year after the date of the election change.

                                    3

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    3.03.   Special Rule for Newly Eligible Participants.
    ----    --------------------------------------------
Notwithstanding the foregoing, an individual who becomes a Director after the beginning of a Year may make his or her elections pursuant to
Section 3.01 after the first day of the Year, but not later than thirty
(30) days after the first day on which he or she becomes a Director; provided that any election made by such a Director after the first day of the Year shall be effective only with respect to Director's Fees attributable to services rendered subsequent to the election.

    3.04.   Special Rule for Initial Plan Year.  Notwithstanding
    ----    ----------------------------------
Section 3.01 above, any Director as of the Effective Date of the Plan may make his or her elections pursuant to Section 3.01 above within 30 days after the Effective Date; provided that any election so made shall be effective only with respect to Director's Fees attributable to services rendered subsequent to the election.


                                ARTICLE IV

                    DETERMINATION OF ACCOUNT BALANCES


    4.01.   Cash Account.
    ----    ------------

            (a)  Cash Account Balance.  Each Participant's Cash Account
                --------------------
    shall consist of all Elective Deferred Fees credited to his or her Cash Account pursuant to his or her elections under Section 3.01, all amounts transferred from his or her Elective Share Account to his or her Cash Account pursuant to Section 4.05, and interest credited to the Cash Account in accordance with Section 4.01(b), less any transfers to his or her Elective Share Account from his or her Cash Account pursuant to Section 4.05 and any payments from the Cash Account pursuant to Section 4.06.

            (b)  Accrual of Interest.
                 -------------------

                 (i)   Interest Prior to Termination and During Deferral
                       -------------------------------------------------
            Period.  Interest at the applicable Borrowing Rate shall
            ------
            accrue and be credited to each Participant's Cash Account balance monthly.

                 (ii)  Accrual of Interest on Installment Payments. If
                       -------------------------------------------
            any amount is paid in installments pursuant to a Participant's election in accordance with Section 3.01(d), interest shall accrue on any balance thereof remaining to be paid in installments from time to time at the Borrowing Rate then in effect with respect to such amount on the day prior to the due date of the first installment.

                 (iii) If Payment is Delayed.  In the event payment of
                       ---------------------
            an amount due a Participant occurs thirty (30) or fewer days after its due date, no interest shall accrue during the period between the due date and the date of payment. In the event payment of any amount due a Participant occurs more than thirty (30)



                                    4

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            days after its due date, interest shall accrue during the
            period between the due date and the date of payment at the then applicable Borrowing Rate.

    4.02.   Mandatory Share Account.
    ----    -----------------------

            (a)  Mandatory Share Account Balance.  Each Participant's
                 -------------------------------
    Mandatory Share Account balance shall equal the number of Credited Shares in such Mandatory Share Account, as determined pursuant to Section 4.04 below, times the then Market Value of the Company's common stock.

            (b)  Components of Mandatory Share Account.  Each
                 -------------------------------------
    Participant's Mandatory Share Account shall consist of all Mandatory Deferred Fees credited to his or her Share Account as required under Article II, plus any amounts credited under Sections 4.04(b)-(d), less any payments from the Mandatory Share Account pursuant to Section 4.06.

    4.03.   Elective Share Account.
    ----    ----------------------

            (a)  Elective Share Account Balance.  Each Participant's
                 ------------------------------
    Elective Share Account balance shall equal the number of Credited Shares in such Elective Share Account times the then Market Value of the Company's common stock.

            (b)  Components of Elective Share Account.  Each
                 ------------------------------------
    Participant's Elective Share Account shall consist of all Elective Deferred Fees credited to his or her Elective Share Account pursuant to his or her election under Section 3.01, all amounts transferred from his or her Cash Account to his or her Elective Share Account pursuant to Section 4.05, plus any amounts credited under Sections 4.04(b)-(d), less any transfers to his or her Cash Account from his or her Elective Share Account pursuant to Section
    4.05 and any payments from the Elective Share Account pursuant to
    Section 4.06.

    4.04.   Credited Shares.  The number of Credited Shares
    ----    ---------------
credited to each of the Mandatory Share Account and the Elective Share Account shall be determined as follows.

            (a) On each date on which a Participant would otherwise receive a payment of Director's Fees as determined in accordance with Section 6.04 or an Annual Grant pursuant to Article II, (i) his or her Mandatory Share Account shall be credited with the amount of Director's Fees required to be credited to such Mandatory Share Account in accordance with Article II above, and
    (ii) his or her Elective Share Account shall be credited with the amount of Eligible Fees elected to be deferred into such Elective Share Account in accordance with Section 3.01. The amounts so credited shall be converted into the maximum whole number of shares of common stock of the Company which could be purchased at the then Market Value of such stock with the amount so credited.

            (b) On each date on which the Company pays a cash dividend or other distribution on its common stock, each Participant's
    Mandatory Share Account and each Participant's Elective Share
    Account shall be credited with an amount equal to the amount



                                    5


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    of the cash dividend or other distribution per share times the number of Credited Shares in each such Account on the dividend or distribution record date. The amount so credited to each account shall be converted into the maximum whole number of shares of common stock of the Company which could be purchased at the then Market Value of such stock with the amount so credited.

            (c) On each date on which the Company pays a stock dividend on its common stock, each Participant's Mandatory Share Account and each Participant's Elective Share Account shall be credited with a number of shares equal to the stock dividend per share times the Credited Shares in such Account on the record date.

            (d) In the event of (i) any change in the outstanding shares of Company stock by reason of a stock split, combination of shares, reorganization, merger, consolidation or other corporate change having a similar effect, or (ii) any separation of the Company including a spin-off or other distribution of stock or property by the Company, the Company shall make such equitable adjustments to the number of Credited Shares in each Participant's Mandatory Share Account and Elective Share Account as it shall deem appropriate to prevent the dilution or enlargement of each such Account. The Company's determination as to the appropriateness of any such adjustment, including, but not limited to, values and exchange ratios, shall be binding and conclusive.

            (e)  All conversions into Credited Shares under this
    Section 4.04 shall be made in full shares. Amounts not so converted shall be carried as excess cash in each such Account and shall be added to any additional amounts subsequently credited to each such Account.

    4.05.   Transfers Between Accounts.  Subject to Section 6.01(g),
    ----    --------------------------
a Participant may elect to transfer amounts between the Cash Account and the Elective Share Account at any time provided such election is made in writing in the form and manner required by the Company. Amounts transferred to and from the Elective Share Account shall be converted from or into the maximum whole number of shares of common stock of the Company which could be purchased at the then Market Value of such stock with the amount so transferred.

    4.06.   Payment From Accounts.  Subject to Section 6.01(g), any
    ----    ---------------------
payment made to a Participant under the Plan shall be in cash and shall be debited from the Cash Account, the Mandatory Share Account and the Elective Share Account in proportion to the percentage each such Account comprises of the total Account Balance on the date of payment. Payments from the Mandatory Share Account or Elective Share Account shall be debited from such account by subtracting the number of shares of common stock of the Company which could be purchased at the then Market Value with the amount of such payment.

    4.07.   Vesting.  Any Credited Shares accrued in a Participant's
    ----    -------
Elective Share Account or accrued in a Participant's Mandatory Share Account other than by virtue of an Annual Grant shall be fully vested on the date of accrual. Credited Shares accrued in a Participant's Mandatory Share Account by virtue of an Annual Grant shall vest on the earlier of the tenth anniversary of the date



                                    6

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of grant or the Participant's cessation as a director of the Company for any reason other than removal by the vote of the stockholders of the Company, in which case such Credited Shares shall be forfeited. Notwithstanding the foregoing, Credited Shares accrued for the account of a Participant as an Annual Grant shall vest and shall not be forfeited upon such Participant's removal as a director by the vote of the stockholders of the Company if such vote occurs after a Change of Control.


                                ARTICLE V

                         PAYMENTS TO PARTICIPANTS


    5.01.   General Rule Respecting Payment Start Date.  Subject
    ----    ------------------------------------------
to the remaining provisions of this Article, each Participant's lump sum payment or the first of the elected number of equal annual installments, as applicable pursuant to his or her election under Section 3.01(d) above, shall be made on his or her Payment Start Date.

    5.02.   Installment Payments.  If payment of a Participant's
    ----    --------------------
Account Balance is to be made in two or more annual installments pursuant to an election under Section 3.01(d):

            (a) Each installment after the first installment made on the Payment Start Date shall be due and payable as of the first day of the same month of the next succeeding Year until all annual installments have been paid; and

            (b) The amount of each installment shall be equal to the Account Balance on the date of the installment divided by the number of installments remaining to be paid.



                                    7
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    5.03.   Acceleration of Payment for Unforeseeable Emergency.
    ----    ---------------------------------------------------


            (a) Notwithstanding any other provision of the Plan, the Company may decide that payment of any portion of a Participant's Account Balance shall be accelerated on application of the Participant or beneficiary on account of and subject to reasonable proof of unforeseeable emergency.

            (b) For purposes of this Section 5.03, an unforeseeable emergency is severe financial hardship to the Participant or beneficiary resulting from a sudden and unexpected illness or accident of the Participant or beneficiary or of a dependent (as defined in section 152(a) of the Internal Revenue Code) of the Participant or beneficiary, loss of the Participant's or beneficiary's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant or beneficiary. The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved--

                 (i) Through reimbursement or compensation by insurance or otherwise,

                 (ii)  By liquidation of the Participant's or
         beneficiary's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or

                 (iii) By cessation of deferrals under the Plan if and when possible under the remaining provisions of the Plan, or by cessation of elective deferrals if and when possible under any other deferred compensation plan for which the Participant or beneficiary is eligible.

    Examples of what are not considered to be unforeseeable emergencies include the need to send a Participant or beneficiary's child to college or the desire to purchase a home.

            (c) Withdrawal of amounts because of an unforeseeable emergency shall be permitted only to the extent reasonably needed to satisfy the emergency need.

            (d) All determinations under this Section 4.03 shall be made by the Board of Directors of the Company, with the Participant requesting such a determination to be excluded from voting with respect thereto, and (with respect to certain legal restrictions) by the General Counsel pursuant to Section 6.01(g).


                                    8


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    5.04.   Change in Control.
    ----    -----------------

            (a)  Upon a Change in Control, as defined in The
    Earthgrains Company Executive Deferred Compensation Plan from time to time, the Company shall pay each Participant (or beneficiary) his or her entire Account Balance.

            (b) If, by reason of this Section 5.04, an excise or other special tax ("Excise Tax") is imposed on any payment under the Plan (a "Required Payment"), the amount of each Required Payment shall be increased by an amount which, after payment of income taxes, payroll taxes and Excise Tax on such additional amount, will equal such Excise Tax on the Required Payment.

            (c) This Section 5.04 may be amended in any way before a Change in Control as the Board may determine in its sole discretion. Notwithstanding any other provision of the Plan, this
    Section 5.04 may not be amended following any Change in Control.

            (d) This Section 5.04 shall survive termination of the Plan.

    5.05.   Acceleration of Payment.  Notwithstanding Section
    ----    -----------------------
5.01, the Company in its sole discretion may direct current payment of any or all of a Participant's Account Balance. No Participant or beneficiary shall have any right to demand acceleration of payment of any portion of his or her Account Balance.

    5.06.   Payments After Death.
    ----    --------------------

            (a) Except as otherwise provided in this Section 5.06, any amount payable under this Plan as a result of or following the death of a Participant shall be applied only for the benefit of the beneficiary or beneficiaries designated by the Participant pursuant to this Section 5.06. Each Participant shall specifically designate, by name, on forms provided by the Company, the beneficiary(ies) to whom any such amounts shall be paid. A Participant may change or revoke a beneficiary designation without the consent of the beneficiary(ies) at any time by filing a new beneficiary designation form with the Company. The filing of a new form shall automatically revoke any forms previously filed with the Company. A beneficiary designation form not properly filed with the Company prior to the death of the Participant shall have no validity under the Plan.

            (b) More than one beneficiary, and alternative or contingent beneficiaries, may be designated, in which case the Participant shall specify the shares, terms and conditions upon which amounts shall be paid to such multiple or alternative or contingent beneficiaries, all of which must be satisfactory to the Company.

            (c) If, at the time of the Participant's death, (i) no beneficiary designation is on file with the Company, (ii) no beneficiary designated by the Participant has survived the Participant, or (iii) there are other circumstances which are not covered by the beneficiary designation form on file with the Company, then the Participant's estate shall be conclusively



                                    9

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    deemed to be the beneficiary designated to receive any amounts then remaining payable under this Plan.

            (d) In answering any question concerning a Participant's beneficiary, the latest designation filed with the Company shall control and intervening changes in circumstances shall be ignored; provided, however, that if a Participant's spouse is designated as beneficiary but thereafter is divorced from the Participant, such designation shall be invalid and the Participant's estate shall be deemed to be the Participant's beneficiary unless and until a replacement beneficiary designation form has been filed with the Company.

            (e) Any check issued on or before the date of a Participant's death shall remain payable to the Participant, whether or not the check is received by the Participant prior to death. Any check issued after the date of the Participant's death shall be the property of the Participant's beneficiaries determined in accordance with this Section 5.06.

            (f) Payment of any installments due a Participant under the Plan shall not be automatically accelerated by reason of the Participant's death; provided, however, that the Company may exercise its power to accelerate at any time as set forth in
    Section 5.05 without regard to the timing of a Participant's death.


                                ARTICLE VI

                              ADMINISTRATION


    6.01.   Administrative Duties of the Company.
    ----    ------------------------------------

            (a) The Board shall have responsibility for the administration of the Plan.

            (b) The Board shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan. The Board shall interpret the Plan; shall make all factual determinations arising in the administration, interpretation, and application of the Plan; and shall construe any ambiguity, supply any omission, and reconcile any inconsistency in such manner and to such extent as the Board deems proper. Any interpretation or construction placed upon any term or provision of the Plan by the Board, any decisions and determinations of the Board arising under the Plan, including without limiting the generality of the foregoing: (i) the eligibility of any individual to become or remain a Participant and a Participant's status as such; (ii) the time, method and amounts of payments payable under the Plan; (iii) the rights of Participants and beneficiaries; and any other action or determination or decision whatsoever taken or made by the Board in good faith shall be final, conclusive, and binding upon all persons concerned, including, but not limited to, all Participants and beneficiaries.



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            (c)  The Board may adopt such rules as it deems necessary, desirable, or appropriate to carry out its duties under the Plan. All rules, decisions and determinations of the Board shall be uniformly and consistently applied.

            (d) The Board may appoint any officer or employee of the Company to carry out its duties hereunder.

            (e) The Board may employ accountants, counsel, specialists, and other persons necessary to help carry out its duties and responsibilities as fiduciary under the Plan. The Board shall be entitled to rely conclusively upon any opinions or reports which shall be furnished to it by such accountants, counsel, specialists, and other persons.

            (f) No Director shall participate in determining his or her own entitlement under the Plan.

            (g) The General Counsel of the Company shall have complete power from time to time to adopt, amend, and rescind such rules as the General Counsel shall deem necessary, appropriate, or prudent in order to comply with or avoid liability under Section
    16 of the Securities Exchange Act of 1934, as amended, or the rules promulgated thereunder from time to time. Without limiting the generality of such authority, the General Counsel may adopt, amend, and rescind rules which may have the effect of adding to, deleting from, or otherwise modifying the terms of the Plan in any respect, provided only that the General Counsel in good faith determines that such rules are reasonably likely to further the objective of complying with or lawfully avoiding liability under
    Section 16 or the rules thereunder. In addition, from time to time the General Counsel may (but need not) adopt, amend, and rescind rules which relax Plan restrictions if and to the extent the General Counsel determines that such restrictions no longer are necessary to conform the Plan to any applicable legal requirements and no longer are appropriate to the prudent and convenient administration of the Plan. Any rules adopted, amended, or rescinded by the General Counsel hereunder shall become effective at such times as the General Counsel may determine, without approval or other action by the Board of Directors of the Company. The General Counsel shall notify the Board promptly of any rules adopted, amended, or rescinded hereunder. The Board at all times shall retain the power to annul in whole or part any action taken by the General Counsel hereunder.

    6.02.   Books and Records.
    ----    -----------------

            (a) The Board shall keep such books, records, and other data as it deems necessary for proper administration of the Plan, including but not limited to records of each Participant's
    Director's Fees, Eligible Compensation elections, and Account
    Balances.

            (b) The records of the Company shall be conclusive as to all persons unless proved incorrect to the satisfaction of the Company.


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            (c)  The Company shall comply with all reporting and
    disclosure requirements of the law and shall maintain all records required by law.

    6.03.   Notices.
    ----    -------

            (a) Any notice from the Company to any Participant or beneficiary shall be in writing and shall be given by delivery to the Participant or beneficiary, or by mailing to the last known residence address of the Participant or beneficiary. Any notice from a Participant or beneficiary to the Company shall be in writing and shall be given by delivery to the Board, or by mailing to the Board at the Company's headquarters. Notices which are given by delivery shall be effective on the date of delivery. Notices given by mailing shall be effective on the date of postmark.

            (b) Each Participant or beneficiary shall furnish all information, including, without limitation, post office address and each change of post office address, proofs, receipts and releases, as may be required by the Company.

            (c) Any communication, statement or notice addressed to any individual at the last post office address filed with the Company shall be binding for all purposes of the Plan, and the Company shall not be obligated to search for or ascertain the whereabouts of any such individual.

            (d) Except as provided in Article III, any notice required by the Plan may be waived by the person entitled thereto.

    6.04.   Payment/Accrual of Director's Fees.  Market Value for
    ----    ----------------------------------
each accrual of Credited Shares shall be computed and such Credited Shares and cash payments (if any) shall be payable or accruable pursuant to the following:

            (a) For any annual fee and any committee chair fee payable and/or accruable to any Participant, the Market Value of shares to be credited in the Participant's Share Accounts shall be calculated and such Credited Shares shall be accruable and cash payments (if any) shall be payable as of the date of the first Board meeting of each fiscal year.

            (b) For any fee for attendance at a Board or committee meeting, the Market Value of shares to be credited in the Participant's Share Accounts shall be calculated as of the date of such Board or committee meeting.


                               ARTICLE VII
                        AMENDMENT AND TERMINATION


    7.01.   Amendment.  Except as provided in Section 5.04(c),
    ----    ---------
the Company may amend the Plan on a prospective basis at any time. Except as provided in Section 5.04(c), the Company


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shall have no authority to amend the Plan retroactively in any manner which is or may be detrimental to any Participant or beneficiary without the prior written consent of all affected Participants or beneficiaries, except to the extent that a failure to amend the Plan would result in required inclusion in taxable income by Participants or beneficiaries of amounts not yet received.

    7.02.   Termination.  The Company may terminate the Plan on
    ----    -----------
a prospective basis at any time by paying each Participant his or her Account Balance.


                               ARTICLE VIII
                               MISCELLANEOUS


    8.01.   Company's Obligations Unsecured.  Participants and
    ----    -------------------------------
beneficiaries have only the status of general unsecured creditors of the Company. The Plan constitutes a mere promise by the Company to make payments in the future. It is the intention of the Company and all Participants that the Plan shall be unfunded for tax purposes and, to the extent applicable, for purpose of Title I of Employee Retirement Income Security Act of 1974, as amended from time to time.

    8.02.   No Alienation.  Amounts payable under this Plan
    ----    -------------
shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by any Participant or beneficiary.

    8.03.   No Waiver of Rights.  No failure or delay by the
    ----    -------------------
Company or any Participant or beneficiary to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

    8.04.   Severability.  The invalidity of any particular
    ----    ------------
clause, provision or covenant herein shall not invalidate all or any part of the remainder of this Plan, but such remainder shall be and remain valid in all respects as fully as the law will permit.

    8.05.   Presumption of Competence.  Every person receiving
    ----    -------------------------
or claiming amounts payable under this Plan shall be conclusively presumed to be mentally competent and of legal age unless the Company receives proof satisfactory to the Company that the person is incompetent or is a minor or that a guardian or other person legally vested with the care of the person's estate has been appointed.

    8.06.   Facility of Payment.  If any amount is payable
    ----    -------------------
hereunder to a minor or other person under legal disability or otherwise incapable of managing his or her own affairs, as determined by the Company in its sole discretion, payment thereof shall be made in one (or any combination) of the following ways, as the Company shall determine in its sole discretion:

            (a)  directly to said minor or other person;



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            (b)  to the legal representatives of said minor or other
    person; or

            (c) to some relative or friend of such minor or other person for the support, welfare or education of such minor.

The Company shall not be required to see to the application of any payment so made, and the receipt of the person to whom such payment is actually made shall fully discharge the Company from any further accountability or responsibility with respect to the amount so paid.

    8.07.   No Guarantee of Position or Directors Fees.  No
    ----    ------------------------------------------
provision of this Plan shall restrict the Company from removing a Participant from his or her position as a Director or restrict any Participant from resigning from his or her position as a Director. No provision of this Plan shall restrict the Company from increasing or decreasing the Director's Fees payable to any Participant or other Director.

    8.08.   Plan Provisions Binding.  The provisions of the Plan
    ----    -----------------------
shall be binding upon the Company and all persons entitled to benefits under the Plan and their respective successors, heirs and legal representatives.

    8.09.   Missouri Law Controls.  Subject to any applicable
    -----   ---------------------
provisions of the Employee Retirement Income Security Act of 1974 which provide to the contrary, this Plan shall be administered, construed, and enforced according to the laws of the State of Missouri and in Courts situated in that State.






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